UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Mountain National Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Mountain National Bancshares, Inc.
300 E. Main Street
Sevierville, Tennessee 37862
(865) 428-7990
April 19, 2006
Dear Shareholder:
     In connection with the Annual Meeting of Shareholders of Mountain National Bancshares, Inc. to be held May 16, 2006, we enclose a Notice of Annual Meeting of Shareholders, a proxy statement and a form of proxy.
     You are being asked (1) to approve an amendment to the Company’s Charter to provide for staggered terms for the members of the Company’s Board of Directors; (2) to elect the members of each of the three classes of the Company’s Board of Directors created as a result of the amendment to serve for various terms of one to three years and until their successors are duly elected and qualified if the amendment is approved or to serve until the next Annual Meeting of Shareholders in 2007 and until their successors are duly elected and qualified, if the amendment is not approved; (3) to approve an amendment to the Company’s Charter to increase the number of authorized shares of the Company’s Common Stock from Two Million Four Hundred Thousand (2,400,000) shares to Ten Million (10,000,000) shares; (4) to approve an amendment to the Company’s Stock Option Plan to increase the number of shares of the Company’s Common Stock issuable upon exercise of stock options granted under the plan by 350,000 shares; (5) to ratify the appointment of the Company’s independent registered public accounting firm; and (6) to transact such other or future business as may properly come before the Annual Meeting and any adjournment or postponement thereof. Information about these matters is contained in the attached proxy statement.
     You are invited to attend the Annual Meeting of Shareholders in person. We would appreciate your completing the enclosed proxy card so that your shares can be voted in the event that you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your proxy may be revoked and you may vote in person. We urge you to return your proxy card in the enclosed, postage paid envelope as soon as possible.

Sincerely,

/s/ Dwight B. Grizzell

President and Chief Executive Officer

Mountain National Bancshares, Inc.
300 E. Main Street
Sevierville, Tennessee 37862
(865) 428-7990

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD TUESDAY, MAY 16, 2006

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Mountain National Bancshares, Inc., a Tennessee corporation (the “Company”), will be held on Tuesday, May 16, 2006, at 10:00 a.m., local time, at the Company’s operations center located at 2025 Red Bank Road, Sevierville, Tennessee 37876 for the following purposes:
(1)	To approve an amendment to the Company’s Charter to classify the Company’s Board of Directors into three classes of directors with staggered three year terms of office;

(2)	To elect three Class I directors to hold office for a term of one (1) year and until their successors are elected and qualified; to elect four Class II directors for a term of two (2) years and until their successors are elected and qualified and to elect four Class III directors to serve for three (3) years and until their successors are elected and qualified or to elect those same eleven (11) directors to serve until the 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified, if the Company’s shareholders do not approve the amendment to the Company’s Charter to classify the Company’s Board of Directors;

(3)	To approve an amendment to the Company’s Charter to increase the number of authorized shares of Common Stock from Two Million Four Hundred Thousand (2,400,000) to Ten Million (10,000,000);

(4)	To approve an amendment to the Company’s Stock Option Plan (the “Stock Option Plan”) to increase the number of shares of the Company’s Common Stock issuable upon exercise of stock options granted under the plan by 350,000 shares;

(5)	To ratify the appointment of the Company’s independent registered public accounting firm; and

(6)	To transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
     Only shareholders of record at the close of business on April 3, 2006, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Annual Meeting. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, sign, date and return the enclosed proxy in the accompanying envelope.

By Order of the Board of Directors,

/s/ Bev Brosch

BEV BROSCH
Corporate Secretary
Sevierville, Tennessee
April 19, 2006
PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO MOUNTAIN NATIONAL BANCSHARES, INC. IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON BY WRITTEN BALLOT IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED. SHOULD YOU DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AS PROVIDED IN THE ACCOMPANYING PROXY STATEMENT.

INTRODUCTION
PROPOSAL # 1
PROPOSAL # 2
ADDITIONAL INFORMATION CONCERNING THE COMPANY’S BOARD OF DIRECTORS AND COMMITTEES
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
CERTAIN RELATIONSHIPS AND TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL # 3
PROPOSAL # 4
PROPOSAL # 5
SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
OTHER MATTERS
OTHER INFORMATION
Appendix A
Appendix B
Appendix C
Appendix D

Mountain National Bancshares, Inc.
300 E. Main Street
Sevierville, Tennessee 37862
(865) 428-7990

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 16, 2006

INTRODUCTION
General Information
     This Proxy Statement is being furnished to the Shareholders of Mountain National Bancshares, Inc., a Tennessee corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors from holders of the Company’s common stock, $1.00 par value per share (the “Common Stock”), for use at the 2006 Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Tuesday, May 16, 2006, at the Company’s operations center located at 2025 Red Bank Road, Sevierville, Tennessee 37876 and at any and all adjournments or postponements thereof (the “Annual Meeting”). Unless the context otherwise requires, the term “Company” shall include the Company’s banking subsidiary, Mountain National Bank (the “Bank”).
     The Annual Meeting is being held to consider and vote upon (1) an amendment to the Company’s Charter (the “Charter”) to provide for staggered terms for the members of the Company’s Board of Directors; (2) the election of the members of each of the three classes of the Company’s Board of Directors created as a result of the amendment to stagger the terms of the directors to serve for various initial terms of one to three years and until their successors are duly elected and qualified if the amendment is approved or to serve until the next Annual Meeting of Shareholders in 2007 and until their successors are duly elected and qualified, if the amendment is not approved; (3) an amendment to the Company’s Charter to increase the number of authorized shares of the Company’s Common Stock from Two Million Four Hundred Thousand (2,400,000) shares to Ten Million (10,000,000) shares; (4) an amendment to the Company’s Stock Option Plan to increase the number of shares of Common Stock issuable upon exercise of stock options granted under the plan by 350,000 shares; (5) the ratification of the selection of the Company’s independent registered public accounting firm; and (6) such other matters as may properly come before the Annual Meeting. The Company’s Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.
     The Proxy Statement and Proxy are first being mailed on or about April 19, 2006, to Company shareholders of record as of the close of business on April 3, 2006, (the “Record

Date”). A copy of the Company’s annual report to shareholders, which includes the Company’s Annual Report on Form 10-KSB accompanies this Proxy Statement.
Voting and Quorum Requirements
     Only holders of record of the Company’s Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 1,819,943 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote for each share held on each of the matters to be voted upon at the Annual Meeting other than the election of directors for which a shareholder is entitled to the number of votes equal to the number of shares owned by such shareholder multiplied by the number of directors being elected. The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the meeting.
     The directors shall be elected by a plurality of the votes cast in the election by the holders of Common Stock represented and entitled to vote at the Annual Meeting. Because the Company’s Charter provides for cumulative voting, the number of votes you may cast will be determined by multiplying the number of shares you held as of the Record Date by eleven, which is the number of directors to be elected. Those votes may be cumulated and cast for a single candidate or may be distributed among two or more candidates. The enclosed proxy grants discretionary authority to the proxyholder for the exercise of cumulative voting rights. If you vote by proxy, your votes will be cast and cumulated in the proxyholders’ discretion, which may include voting for less than all nominees so as to elect the maximum number of the nominees named on the proxy, except that none of your votes will be cast for any nominee for whom you instruct your votes to be withheld.
     The amendments to the Company’s Charter to classify the board and increase the number of authorized shares of Common Stock, the amendment to the Stock Option Plan, the ratification of the selection of the Company’s independent registered public accounting firm and any other matters submitted to the shareholders but not proposed in this Proxy Statement, will be approved if the number of votes cast in favor of each proposal exceed the number of votes cast against the proposal. The Board of Directors of the Company does not know of any other matters which will be presented for action at the Annual Meeting other than those proposed in this Proxy Statement, but the persons named in the proxy (who are directors of the Company) intend to vote or act with respect to any other proposal which may be presented for action according to their best judgment.
     Abstentions and “non-votes” are accounted as “present” in determining whether a quorum is present. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. A “non vote” will have no effect on the approval of the nominees to the Company’s board of directors. So long as a quorum is present, abstentions and “non-votes” will have no effect on the approval of the amendments to the Company’s Charter, the amendment of the Stock Option Plan, the ratification of the selection of the Company’s independent public accounting firm and any other proposal that properly comes before the Annual Meeting.

Solicitation and Revocability of Proxies
     Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and are not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If a valid proxy is returned and no instructions are indicated, such shares of Common Stock will be voted “For” the election of all nominees for director named in the proxy; “For” the amendment to the Company’s Charter to classify the board, “For” the amendment to the Company’s Charter to increase the number of authorized shares, “For” the amendment to the Company’s Stock Option Plan and “For” the ratification of the appointment of Crowe Chizek and Company, LLC as the Company’s independent registered public accounting firm, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.
     A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) executing and delivering a later dated proxy; (ii) delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting; or (iii) attending and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not constitute a revocation of a proxy unless you also vote in person at the Annual Meeting. Any written notice revoking a proxy should be sent to: Mountain National Bancshares, Inc., 300 E. Main Street, Sevierville, Tennessee, 37862 Attention: Bev Brosch, Corporate Secretary.
Outstanding Voting Securities of the Company
And Principal Holders Thereof
     The Company is authorized to issue up to 2,400,000 shares of Common Stock. At April 3, 2006, the Company had 1,819,943 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote. Only shareholders of record at the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.
     The following table sets forth certain information with respect to the beneficial ownership, as of the Record Date, of shares of Common Stock by (a) each of the Company’s directors, (b) the Company’s named executive officers, and (c) all directors and executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby. The Company is not aware of any person who beneficially owns more than five percent of the Company’s outstanding common stock other than James E. Bookstaff. Except as otherwise noted, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

	Number of Shares
Name of Beneficial Owner	Beneficially Owned (1)(2)		Percent of Common Stock
James E. Bookstaff	92,048	(3)	5.06%
Dwight B. Grizzell (CEO and Director)	91,272	(4)	4.85%
Gary A. Helton	76,843	(5)	4.22%
Charlie R. Johnson	28,668	(6)	1.57%
Sam L. Large	36,429	(7)	2.00%
Jeffrey J. Monson	34,303	(8)	1.88%
Linda N. Ogle	51,540	(9)	2.83%
Michael C. Ownby	17,355	(10)	0.95%
John M. Parker	82,155	(11)	4.51%
Ruth Reams	29,385	(12)	1.61%
Barbara S. Stevens	5,105		0.28%
Grace D. McKinzie	28,265	(13)	1.54%
All Directors and executive officers as a group (13 persons) (14)	591,043		30.97%

(1)	Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power” which includes the power to vote or direct the voting of each security, or “investment power” which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, nominees are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.

(2)	The aggregate number of shares includes shares of Common Stock that the individual has the right to acquire on or before June 2, 2006, (60 days from April 3, 2006), through the exercise of options or warrants. The number of shares underlying options or warrants that may be exercised as of June 2, 2006, is as follows: (i) Mr. Bookstaff – 0 shares; (ii) Mr. Grizzell – 62,261 shares; (iii) Mr. Helton – 0 shares; (iv) Mr. Charlie Johnson – 3,104 shares; (v) Mr. Large – 0 shares; (vi) Mr. Monson – 2,254 shares; (vii) Ms. Ogle – 0 shares; (viii) Mr. Ownby – 0 shares; (ix) Mr. Parker – 0 shares; (x) Ms. Reams – 0 shares; (xi) Ms. Stevens – 3,104 shares; (xii) Ms. McKinzie – 17,640 shares; and (xiii) all directors and executive officers as a group (13 persons) – 88,363 shares.

(3)	Includes 10,000 shares held in Mr. Bookstaff’s IRA account

(4)	Includes 15,077 shares held jointly with spouse, 108 shares held solely by spouse, 12,517 shares held in Mr. Grizzell’s IRA and 924 shares held by children.

(5)	Includes 3,221 shares held in Mr. Helton’s IRA and 24,166 shares held jointly with parents.

(6)	Includes 2,889 shares held jointly with spouse, 6,260 shares held solely by spouse, 12 shares held jointly with spouse and children and 2,756 shares held in Mr. Johnson’s IRA.

(7)	Includes 16,130 shares held jointly with spouse and 20,299 shares held in Mr. Large’s IRA.

(8)	Includes 8,314 shares held by GCS Partnership, of which Mr. Monson holds a partnership interest and 2,500 shares held in Mr. Monson’s IRA.

(9)	Includes 3,859 shares held in Ms. Ogle’s IRA.

(10)	Includes 2,553 shares held by MSP Enterprises, LLC of which Mr. Ownby serves as Chief Manager and 27 shares held solely by spouse.

(11)	Includes 76,810 shares held jointly with spouse and 4,935 shares held jointly with spouse and child.

(12)	Includes 3,102 shares held jointly with spouse, 7,980 shares held in Mrs. Reams IRA account, 4,299 shares held in spouse’s IRA account and 4,408 shares held with grandchildren.

(13)	Includes 10,378 shares held in Ms. McKinzie’s IRA and 247 shares held solely by spouse.

(14)	The address for each of the above-named executive officers and directors is c/o Mountain National Bancshares, Inc., 300 Main Street, Sevierville, TN 37862
PROPOSAL # 1
AMENDMENT OF CHARTER TO CLASSIFY BOARD OF DIRECTORS
     The Company’s Board of Directors has approved and recommended that the shareholders approve an amendment to the Company’s Charter to provide for the classification of the Company’s Board of Directors into three classes of directors with staggered three-year terms of office (the “Proposed Classified Board Charter Amendment”). The description of the Proposed Classified Board Charter Amendment set forth below is qualified in its entirety by reference to the text of the Proposed Classified Board Charter Amendment as set forth in Appendix A, attached hereto.
     The Company’s bylaws currently provide that all of the Company’s directors are to be elected annually to serve until their successors have been elected and qualified. Tennessee law provides that a Company’s charter may provide for the staggering of the terms of its directors. The Proposed Classified Board Charter Amendment, along with a proposed related amendment to the Company’s bylaws, provides that the Company’s directors will be classified into three classes, as nearly equal in number as possible with each class to serve for staggered three year terms. The Company intends for the three classes to initially contain the following directors:

Class I Directors (Term to Expire at 2007 Annual Meeting)
Gary A. Helton
Jeffrey Jay Monson
Barbara S. Stevens
Class II Directors (Term to Expire at 2008 Annual Meeting)
Charlie R. Johnson
Sam L. Large
Linda N. Ogle
Michael C. Ownby
Class III Directors (Term to Expire at 2009 Annual Meeting)
James E. Bookstaff
Dwight B. Grizzell
John M. Parker
Ruth A. Reams
     At each annual meeting of the Company’s shareholders following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting of shareholders of the Company after their election and until their successors are duly elected and have qualified. By way of example, the Class I directors, Messrs. Helton and Monson and Ms. Stevens would serve until the 2007 annual meeting at which time their successors would be elected for a term of three years. Similarly, the Class II and Class III directors would serve until the 2008 and 2009 annual meetings, respectively, at which time their successors would be elected for three year terms ending in 2011 and 2012, respectively.
     The Proposed Classified Board Charter Amendment also includes a provision which would require the affirmative vote of the holders of at least two-thirds of the voting power of the shares of Common Stock entitled to vote on the election of directors to amend, alter, change or repeal, or to adopt any provisions as part of the Charter or bylaws that is inconsistent with the purpose and intent of the Proposed Classified Board Charter Amendment. This portion of the Proposed Classified Board Charter Amendment, if adopted, would require a shareholder to acquire two-thirds of the voting power of the shares of Company Common Stock in order to amend the Charter to remove the article establishing the classified board. This super majority requirement will make it difficult for a shareholder, including a shareholder that acquires more than a majority of the Company’s Common Stock, to abolish the Company’s staggered board through the amendment of the Charter and as such would work to protect the members of the Company’s Board of Directors from removal.
     The Proposed Classified Board Charter Amendment will significantly extend the time required to effect a change in control of the Company’s Board of Directors and may discourage takeover bids for the Company. Further, it will limit the ability of a shareholder to utilize the Company’s cumulative voting requirement to make changes in the composition of the Company’s Board of Directors because fewer board members will be subject to election in a given year. For example, if twelve directors were being elected in a given year, a shareholder holding 100 shares would be entitled to cast 1,200 votes for any combination of candidates. With a classified board, only four of the twelve directors will be elected each year, and as such the same shareholder would only have 400 votes in any one year.
     Other than the protections afforded by Tennessee corporate law and laws and regulations applicable to banks and bank holding companies, the Company does not have in place any anti-takeover measures. The Proposed Classified Board Charter Amendment is designed to assure continuity and stability in the Company’s Board of Directors and in the Company’s management and policies since a majority of the Company’s directors at any given time will have prior experience with the Company. The Board of Directors further believes that this continuity and stability will facilitate long-range planning. Generally, as a result of the beneficial ownership by the executive officers and directors of the Company of approximately 30.97% of the outstanding shares of the Company’s Common Stock, management has not experienced any problems with continuity of ownership in the past. As the ownership of the Company becomes more broad based, however, the Company wishes to ensure that this experience will continue.
     The Board of Directors also believes that its classification will enhance the Company’s ability to attract and retain well-qualified individuals who are able to commit the time and resources to understand the Company, its business affairs and operations. The continuity and quality of leadership that results from a classified Board of Directors should, in the opinion of the Board of Directors, promote the long-term value of the Company.
     The Board of Directors also believes that the Proposed Classified Board Charter Amendment will assist the Board of Directors in protecting the interests of the Company’s shareholders in the event of an unsolicited offer for the Company. Because of the additional time required to change control of the Board of Directors, the Proposed Classified Board Charter Amendment will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to an acquisition of the Company.
     Because the Proposed Classified Board Charter Amendment will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, it will tend to discourage certain tender offers, perhaps including some tender offers that shareholders may feel would be in their best interests. The Proposed Classified Board Charter Amendment is not being recommended in response to any pending or threatened attempt to acquire control of the Company.
     If the number of directors is increased by the Board of Directors and the resultant vacancies are filled by the Board of Directors, those additional directors will serve only until the next annual meeting of shareholders, at which time they will be subject to election and classification by the shareholders.

     The Board of Directors recommends that the shareholders vote “For” the Proposed Classified Board Charter Amendment.
PROPOSAL # 2
ELECTION OF DIRECTORS
     Action will be taken at the Annual Meeting for the election of eleven directors, each of whom will serve for a one-year term and until their successors shall have been duly elected and qualified unless the Proposed Classified Board Charter Amendment is approved.
     The Company’s bylaws provide that the Board shall consist of not less than five nor more than fifteen directors, with the exact number to be fixed by resolution of the Board of Directors or the shareholders from time to time. The Company’s Board of Directors has fixed the number of directors at eleven.
     All shares represented by valid proxies, and not revoked before they are exercised will be voted in the manner specified therein. If a valid proxy is submitted but no vote is specified, the proxy will be voted “For” the election of each of the eleven nominees below. Although all nominees are expected to serve if elected, if any nominee is unable to serve, then the persons designated as proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by the Company’s Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (eleven).
     In the event that the Proposed Classified Board Charter Amendment is approved by the Company’s shareholders, the directors will be divided into three classes and the shares represented by the proxy will be voted for the election as directors of the eleven (11) nominees named below for the class and for the terms identified and until their successors are duly elected and qualified. If the Proposed Classified Board Charter Amendment is not approved by the Company’s shareholders, the shares represented by the enclosed proxy will be voted for the election of the eleven (11) nominees listed below to serve until the 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The eleven (11) nominees receiving the highest number of votes cast will be elected.
Nominees for the Board of Directors
     The table below sets forth certain information about the nominees as of March 31, 2006, including such nominee’s age, position with the Company and principal employment for the past five years. Each of the eleven nominees has served as a director of the Company since its inception in 2002 and as a director of the Bank since 1998.
The Board of Directors recommends a vote “For” the eleven nominees described below.
Class I Directors (Term to Expire at 2007 Annual Meeting of Shareholders)
     Gary A. Helton, age 44, has been the owner and General Manager of Volunteer Chevrolet in Sevierville, Tennessee, since its opening in May 1994. At Volunteer Chevrolet he is involved with all aspects of its daily operation. In addition to this ownership, he is also involved in many real estate ventures, both commercial and residential. Mr. Helton is a member of First Baptist Church in Sevierville and a lifelong resident of Sevier County. He graduated with a B.S. Degree in Business Management from Carson-Newman College in Jefferson City, Tenessee, in 1982. He currently serves on the Board of Trustees at Carson-Newman College and has recently been appointed as Chairman of the Investment Committee. He is also a member of the Finance and Pension Committees at Carson-Newman.
     Jeffrey Jay Monson, age 51, has worked for TRW Fuji Valve for 26 years in various engineering and management positions in six plant locations. He was part of the start-up team for TRW’s Station Plant in Greenville, North Carolina, and more recently TRW’s Fuji Valve Plant in Sevierville, Tennessee, which was established in 1989. He has served as Manufacturing Manager and Quality Manager at the TRW Fuji Plant. Mr. Monson is a graduate of Purdue University with a Bachelor’s Degree in Mechanical Engineering and served as an officer in Purdue’s Mechanical Engineering Honorary Society. He also received a Master’s Degree from Purdue’s Krannert School of Management. Mr. Monson is a member of the Evergreen Presbyterian Church in Sevierville. He served as a member of the United Way of Sevier County Board of Directors from 1994-2000 and the Boy’s and Girl’s Club Board of Directors in 2003. Mr. Monson is a member of the Leadership Sevier Class of 2002, and past President of the Sevier County High School Soccer Support Group. Mr. Monson has interests in commercial development companies in Greene and Sevier Counties, Tennessee.
     Barbara S. Stevens, age 69, recently retired as a Real Estate Broker and Partner and Owner of Barbara’s Real Estate, L.P. in Gatlinburg, Tennessee. She was in the real estate profession as a broker and developer for 25 years in Gatlinburg, and her company was the oldest, continuously-owned real estate company in Gatlinburg. She is the former President of the Gatlinburg Chamber of Commerce and the Great Smoky Mountains Board of Realtors. She has received numberous awards such as the “Realtor of the Year” and the “Maude Gregory” awards. She has lived in Gatlinburg, Tennessee, since 1940. She has three children, six grandchildren, and two great grandchildren.
Class II Directors (Term to Expire at 2008 Annual Meeting of Shareholders)
     Charlie R. Johnson, age 64, is the owner of Johnson, Brooks, Murrell & Chase, a law firm located in Sevierville, Tennessee, a firm he has practiced with since 1976. His firm is involved primarily in business law, real estate and estate administration. Mr. Johnson is a former elected member of the Board of Mayor and Alderman for the City of Sevierville and previously served eight years as the Mayor of Sevierville. Mr. Johnson serves as Vice-President of Sevier Title, Inc., a title escrow and closing company serving Sevier County, Tennessee. He is an owner and Vice-President of Oak Haven Resort Management, Inc., a log cabin rental and development company. Mr. Johnson is a member of the Walters State Community College Sevier County Campus Development Council, a member of the Board of Trustees at Walters State and a member of the Advisors of the Department of Geography at the University of Tennessee. He is a Deacon at the Fist Baptist Church of Sevierville, Tennessee and is a member of the Sevierville Lions Club. He graduated from Tennessee Technological University with a degree in Political Science and a minor in Economics. He holds a master’s degree in Public Administration and a doctorate in Jurisprudence from the University of Tennessee.
     Sam L. Large, age 53, has been a promoter of the Gatlinburg Craftsmen’s Fairs since 1988. Prior to that time, Mr. Large was Manager and Buyer for the Gatlinburg Craft Center and Manager of Brookside Village. Mr. Large is the Owner of S.L.L., Inc., a real estate and promotions firm, and Sam L. Large Construction. Mr. Large has an Associate Degree in Accounting and Computer Programming. He has served on the Board of Directors of the Gatlinburg Convention and Visitors Bureau and the Gatlinburg Chamber of Commerce from 1993 until 1996, and was President of both organizations in 1996.
     Linda N. Ogle, age 60, has been President of Riverside Motor Lodge, Inc. and Riverside Towers, LLC for the past five years. Ms. Ogle is involved in all aspects of the daily operations of her businesses and has served in numerous civic and professional capacities. She is currently a member of the Pigeon Forge United Methodist Church, a member of the Sevierville Noon Day Rotary Club, a member of the Board of Directors for the Boys & Girls Club of the Smoky Mountains, past Chairperson for the Hotel Division of the United Way Campaign, a Campaign Chairperson for the new Women’s Health Center at the Fort Sanders Sevier Hospital, a member of the Leadership Sevier Class of 1998, a member of the Republican Women’s Club, a member of the Board of the Kids Voting USA program, on the Board of Directors for Leadership Sevier, the Dr. Robert F. Thomas Foundation and the Fort Sanders Foundation.
     Michael C. Ownby, age 55, has been President of Ownby Insurance Services, Inc., an insurance agency in Sevierville, Tennessee, since 1973. He is also Chief Manager of MSP Enterprises, LLC, which invests in various real estate ventures and stock investments. Mr. Ownby is also involved in various real estate ventures in developing subdivisions and the buying and selling of commercial development properties with other partners in and around Sevier County, Tennessee. He is a 1973 graduate of the University of Tennessee with a B.S. in Business Administration. He is a member of the Sevierville Rotary Club. Mr. Ownby is a member of First Baptist Church in Sevierville, Tennessee, where he has served as Sunday School Director, taught Sunday School and has served on various committees of the church. Mr. Ownby was previously a Director of the Sevierville Chamber of Commerce, Director of the Dr. Robert F. Thomas Foundation, member of the Sevier County Kiwanis Club, member of the Sevier County Jaycees, a director of the Insurors of Tennessee, and a director of the Sevier County Chapter of the Salvation Army. He previously was the President of Rest Inn, Inc., which operated a Franchised Hampton Inn Motel, which has since been sold. He was also President of Sevier Lodging, Inc., which had a Franchised Hampton Inn Motel, which has since been sold. Since 1998, Mr. Ownby has served on the Board of Directors of the Bank and has continuously since that time been Vice-Chairman of the Board of the Bank.
Class III Directors (Term to Expire at 2009 Annual Meeting of Shareholders)
     James E. Bookstaff, age 63, has been chief manager of Bookstaff LLC, located in Sevier County Tennessee, since 1997. He has resided in Sevier County since 1971. He serves on several non-profit boards. He is a graduate of the Culinary Institute of America and Michigan State University.

     Dwight B. Grizzell, age 55, is the President and CEO of the Bank. Mr. Grizzell has 35 years of banking experience. Before becoming the Bank’s CEO he served as Regional President of BankFirst for Sevier County from 1997 to 1998. Prior to that he was the President /CEO and Director of First National Bank of Gatlinburg. Mr. Grizzell began his career with Third National Bank in Nashville in 1972. Mr. Grizzell has held numerous managerial and administrative positions with Third National Bank and First Security National Bank in Lexington, Kentucky, and First National Bank of Gatlinburg. He has served in numerous civic and professional capacities and presently serves on the Tennessee Bankers Association Board of Directors and the Tennessee Bankers Association Governmental Relations Committee, is a member of the Leadership Sevier Class of 1998, is a member of Area-wide Development Corporation Loan Review Committee, and is a member of Great Smoky Mountain Church of Christ.
     John M. Parker, Sr., age 58, is a native of East Tennessee and has resided in Sevier County, Tennessee, for over 30 years. He has participated in many business ventures and commercial real estate developments which have contributed to the growth of Sevier County. Over the years he has been very active in developing several residential subdivisions in Sevier County and many surrounding counties.
     Ruth A. Reams, age 65, has retired from Reams Drug Store where she assisted her husband in the operation of the family business for many years. She currently is serving as a Board Member on the Dr. Robert F. Thomas Foundation Board, is a member of the Pigeon Forge Library Board and is a member of the Pigeon Forge Lion’s Club.
     The Board has determined that each of the following directors is an “independent director” within the meaning of Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (the “NASD):

Gary A. Helton;	Mike Ownby;
Jeffrey J. Monson;	James E. Bookstaff;
Barbara S. Stevens;	John M. Parker; and
Sam L. Large;	Ruth Reams.
Linda N. Ogle;
ADDITIONAL INFORMATION CONCERNING THE COMPANY’S
BOARD OF DIRECTORS AND COMMITTEES
Committees and Meetings of the Board of Directors
     The Company’s Board of Directors held 12 meetings during 2005. The Board of Directors of the Bank (which consists of the same members as the Company’s Board of Directors) held 12 meetings during the year. All directors attended at least 75% of the total number of meetings held by the Board of Directors and the committees on which such directors served during that period. The directors are strongly encouraged to attend the Annual Meeting of Shareholders, and all of the Company’s directors attended the 2005 Annual Meeting of Shareholders with the exception of Ruth Reams and Sam Large.

     The Company’s Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which also serves as the Audit Committee for the Bank. The Bank’s Board of Directors has two other standing committees: the Executive/Loan Committee and the ALCO/Investment Committee. The Company does not have a standing nominating committee or compensation committee; rather, given its relatively small size, the Company’s Board of Directors as a whole believes that it can function appropriately as a nominating and compensation committee. No directors are excluded from the nominating process. The Board of Directors has not adopted a written nominating committee charter.
     The Audit Committee consists of Jeffrey J. Monson (Chairman), Barbara Stevens, Gary A. Helton and Ruth Reams, each of whom is an independent director under the applicable NASD listing standards and the independence criteria set forth in Exchange Act Rule 10A-3(b)(1). The Audit Committee oversees and reviews the internal and independent audit function of the Company and the Bank and reports the Committee’s findings and recommendations to the Board of Directors. The Company’s Audit Committee has not adopted a written Audit Committee Charter. The Board of Directors has determined that none of the members of the Audit Committee satisfies all of the criteria that are necessary for such individual to qualify as an audit committee financial expert under applicable SEC rules. However, the Board of Directors believes that each member of the Audit Committee is financially literate and, through their various business experiences, is well-qualified to perform the functions that are required as a member of the Audit Committee. The Board of Directors further believes that the current members of the Company’s Board of Directors provide a breadth of experience and level of community relationships that are important to the Company, and the Company does not believe that it could attract an additional director that meets the requirements of an “audit committee financial expert” who also has those similar relationships. In making its determination, the Board of Directors particularly considered the size and nature of the Company’s business and the importance of knowledge of the local communities served by the Bank. Therefore, the Board of Directors does not believe it is necessary at this time to seek a new member who would qualify as an audit committee financial expert. The Audit Committee met five (5) times in 2005.
     The Executive/Loan Committee consists of Dwight Grizzell, Charlie Johnson, Sam Large, Mike Ownby, Linda Ogle, James E. Bookstaff (alternate) and John Parker (alternate). The Committee functions primarily to examine and approve loans in compliance with the Bank’s lending and credit policy and serves as the Bank’s management group when the full Board is not in session in accordance with the limitations set forth in the Bank’s bylaws. The Bank’s Executive/Loan Committee met weekly during 2005.
     The ALCO/Investment Committee consists of Dwight Grizzell, James E. Bookstaff, John Parker and Ruth Reams. The Committee functions to ensure adherence to the Bank’s investment policy and has the authority to approve investments by the Bank in accordance with applicable law when the full Board of Directors is not in session. The ALCO/Investment Committee met four (4) times in 2005.

Consideration of Director Candidates
     In evaluating potential nominees for director, the Board of Directors believes that, at a minimum, a director candidate must possess personal and professional integrity, sound judgment and forthrightness. A director candidate must also have sufficient time and energy to devote to the Company’s affairs and be free of conflicts of interest. The Board of Directors will also consider the extent of the candidate’s business acumen and experience and such other factors as it deems appropriate in any given circumstance. Other than these general guidelines and adherence to the Company’s bylaws, the Board of Directors does not have any formal procedures that it follows in connection with the nominations process. The Board of Directors believes that its existing practice gives it the flexibility that it needs to best serve the interests of the Company’s shareholders.
     The Board of Directors will consider nominees recommended by shareholders, although it has not actively solicited recommendations from shareholders nor has it established any formal procedures for this purpose other than as set forth in the Company’s bylaws. Any such recommendations should be sent to the attention of the Company’s Secretary at the Company’s mailing address.
Code of Ethics
     The Company has adopted a code of ethics applicable to all directors, officers and employees, which is available without charge, upon written request to Mountain National Bancshares, Inc. c/o Corporate Secretary, 300 E. Main Street, Sevierville, Tennessee 37862. This code contains provisions consistent with the SEC’s description of a code of ethics. The Company intends to disclose any legally required amendments to, or waivers from, the code of conduct with respect to its directors and officers in accordance with the rules and regulations of the SEC and the NASD.
Shareholder Communication
     Shareholders who wish to communicate with the Board of Directors, a Board committee or any other directors or an individual director may do so by sending written communications addressed to the Board of Directors of Mountain National Bancshares, Inc., a Board committee or such group of directors or individual director, c/o Corporate Secretary, Mountain National Bancshares, Inc., 300 E. Main Street, Sevierville, Tennessee 37862. All communications will be compiled by the Company’s Secretary and submitted to the Board, a committee of the Board or the appropriate group of directors or individual director, as appropriate, at the next regular meeting of the Board of Directors.
Audit Committee Report
     The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC.

     The Company’s Audit Committee also functions as the audit committee for the Bank. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005, with the Company’s and the Bank’s management. The Committee has also discussed with Crowe Chizek and Company, LLC, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards Number 61.
     The Audit Committee has received the written disclosures and the letter from Crowe Chizek and Company, LLC required by Independence Standards Board Standard No. 1 and has discussed with Crowe Chizek and Company, LLC its independence.
     Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

Jeffrey J. Monson, Chairman
Gary A. Helton
Barbara Stevens
Ruth Reams
     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.
Executive Officers
     Michael L. Brown, age 47, serves as Executive Vice President – Chief Operating Officer of the Company and the Bank. Mr. Brown has been with the Company since its inception in 2002 and with the Bank since 1998. Prior to joining the Bank, Mr. Brown served as a Senior Vice President of First National Bank of Gatlinburg from 1995 to 1997, which later was purchased by BankFirst where he continued to serve in that capacity until joining Mountain National Bank in 1998. Mr. Brown began his banking career with First Federal Savings Bank in Maryville, Tennessee, in 1981 and has 24 years of banking experience. He is a graduate of the University of Tennessee and the Graduate School of Banking at LSU, and he has served in several civic and professional capacities during his career. He is a member of the Leadership Sevier Class of 2005 and is a member of East Maryville Baptist Church.
     Grace D. McKinzie, age 53, serves as Executive Vice President – Chief Lending Officer of the Company and the Bank. Mrs. McKinzie has been with the Company since its inception in 2002 and with the Bank since 1998. Mrs. McKinzie is a native of Gatlinburg and began her banking career with The First National Bank of Gatlinburg where she served for more than 20 years prior to the formation of the Bank.

     There are no family relationships between any director or executive officer and any other director or executive officer of the Company.
Compensation of Named Executive Officers and Directors
     Named Executive Officers. The following table sets forth information with respect to all compensation paid or accrued for each of the last three fiscal years for Dwight B. Grizzell, the Company’s President and Chief Executive Officer and Grace D. McKinzie, the Company’s Executive Vice President and Chief Lending Officer. No other executive officers of the Company were paid $100,000 or more in salary and bonus during the year ended December 31, 2005.
SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
						Awards		Payouts
				Other			Securities
				Annual		Restricted	Underlying		All Other
				Compen-		Stock	Options/	LTIP	Compen-
Name &		Salary	Bonus	sation		Award(s)	SARs	Payouts	sation
Principal Position	Year	($)	($)	($)		($)	(#)	($)	($)
Dwight B. Grizzell,	2005	$167,012	$9,726	$6,604	(1)	None	None	None	None
President and Chief Executive	2004	$161,149	$1,153	$5,850	(1)	None	None	None	None
Officer	2003	$156,230	$4,363	$5,400	(1)	None	None	None	None
Grace D. McKinzie,	2005	$102,459	$4,726	None		None	None	None	None
Executive Vice President and	2004	$96,876	$2,153	None		None	None	None	None
Chief Lending Officer	2003	$93,527	$1,535	None		None	None	None	None
1. Represents director fees.
     Directors. Directors are paid $525 for each Company and Bank Board of Directors meeting, $175 for each Executive Loan Committee meeting attended and $125 for each other committee meeting attended. The Chairman of the Board receives a fee of $1,100 for each Company and Bank Board of Directors meeting. There are no other arrangements pursuant to which any of the directors were compensated during 2005 for any service provided as a director.
Stock Option Grants and Related Information
     There were no stock options granted to Mr. Grizzell or Ms. McKinzie during the fiscal year ended December 31, 2005. The following table sets forth information with respect to Mr. Grizzell’s and Ms. McKinzie’s unexercised options held as of the end of the fiscal year.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES

			Number of Securities
			Underlying Unexercised		Value of Unexercised In-The
	Shares		Options/SARs at Fiscal Year		Money Options/SARs at Fiscal
	Acquired on		End (#) (1)(2)		Year End ($) (3)(4)
Name	Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Dwight B.Grizzell	28,594	$383,438	26,486	35,008	$468,077	$265,975
Grace D. McKinzie	—	—	17,640	—	312,052	—
(1)	Mr. Grizzell’s stock option agreement grants him the right to purchase a number of shares equal to 5% of the Company’s outstanding shares at the date of exercise. The figure shown is based on the current number of outstanding shares and is subject to adjustment. According to the terms of Mr. Grizzell’s stock option agreement, the options vest and become exercisable in six annual installments beginning upon the Company’s achievement of certain financial goals, which were reached during 2002. The Board of Directors retroactively amended Mr. Grizzell’s stock option agreement to provide for vesting of the first annual installment on December 31, 2001.
(2)	According to the terms of Ms. McKinzie’s stock option agreement, the options vest and become exercisable in five annual installments beginning upon the Company’s achievement of certain financial goals, which were reached during 2002. The Board of Directors retroactively amended Ms. McKinzie’s stock option agreement to provide for vesting of the first annual installment on December 31, 2001.
(3)	Mr. Grizzell’s stock options have an exercise price ranging from $9.07 per share to $24.00 per share. The fair market value of the Common Stock underlying Mr. Grizzell’s stock options, which was determined at the close of business on December 30, 2005, was $26.75 per share, based on the price of the last trade of which management is aware as of such date.
(4)	All of Ms. McKinzie’s stock options have an exercise price of $9.06 per share. The fair market value of the Common Stock underlying Ms. McKinzie’s stock options, which was determined at the close of business on December 30, 2005, was $26.75 per share, based on the price of the last trade of which management is aware as of such date.
Employment Contracts, Termination of Employment and Change-in-Control Arrangements
     Pursuant to the terms of the Company’s Stock Option Plan, unless otherwise provided, all outstanding options will become fully vested and exercisable in the event of a change in control or certain other corporate transactions. A “change in control” is defined in the Stock Option Plan to include, among other things, the acquisition by another person of more than twenty-five percent of the total combined voting power of the Company’s outstanding Common Stock; a change in the composition of a majority of the Board of Directors within a specified period of time; a merger or consolidation in which the Company is not the surviving entity; and certain other transactions.
CERTAIN RELATIONSHIPS AND TRANSACTIONS
     Certain of the directors and executive officers of the Company and the Bank, members of their families and companies or firms with which they are associated, were customers of and had banking transactions with the Bank, in the ordinary course of business during 2005, and such transactions are expected to continue in the future. All loans and lending commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which they are associated was non-performing as of December 31, 2005. Total loans outstanding to all directors and executive officers of the Company and the Bank, or affiliates of such persons (including members of the immediate families of such persons or companies in which such persons had a 10% or more beneficial interest), amounted to an aggregate of $14,453,850 at December 31, 2005.
     The Bank has retained the law of firm of Johnson, Brooks, Murrell & Chase as its local counsel. Charlie R. Johnson, Chairman of the Company’s Board of Directors, is a named partner of the firm. The fees paid by the Company to Johnson, Murrell & Associates in 2005 did not exceed 5% of the firm’s gross revenue in 2005.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of any class of the Company’s equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. Based solely on its review of copies of such reports received by it and written representations that no other reports were required, the Company believes that all such filing requirements were complied with.
PROPOSAL # 3
AMENDMENT OF CHARTER TO INCREASE THE NUMBER OF AUTHORIZED
SHARES OF COMMON STOCK
     The Company’s Charter currently authorizes the issuance of 2,400,000 shares of Common Stock. As of April 3, 2006, 1,819,943 shares of Common Stock were issued and outstanding, and in connection with the Company’s public offering completed in September 2005, the Company issued warrants to those shareholders that purchased stock in the offering that entitles the purchasers to purchase an additional 416,500 shares beginning one year after the closing of the offering. On March 23, 2006, the Board of Directors unanimously approved and adopted, subject to shareholder approval, a proposed amendment to the Company’s Charter, providing for an increase in the authorized number of shares of Common Stock from Two

Million Four Hundred Thousand (2,400,000) shares to Ten Million (10,000,000) shares (the “Proposed Authorized Stock Charter Amendment”). The Proposed Authorized Stock Charter Amendment will be approved if the number of votes cast in favor of the amendment exceed the votes cast against it. The description of the Proposed Authorized Stock Charter Amendment is qualified in its entirety by reference to the text of the Proposed Authorized Stock Charter Amendment as set forth in Appendix B attached hereto.
     If this proposal is approved by the Company’s shareholders at the Annual Meeting, the Proposed Authorized Stock Charter Amendment will become effective upon the filing of Articles of Amendment with the Secretary of State of Tennessee, which filing is expected to take place shortly after the Annual Meeting. The Board of Directors believes that it is in the best interests of the Company and all of its shareholders to amend the Charter.
     Except as set forth below, the relative rights of the holders of Common Stock under the Charter would remain unchanged. The first sentence of Article VII of the Charter, as amended by the proposed amendment, is set forth below:
“The total number of shares of capital stock which the corporation has the authority to issue is Ten Million (10,000,000) shares of common, voting stock, of par value of one dollar ($1.00) per share.”
     The Board of Directors believes that with the current level of authorized capital stock, the Company is constrained in its ability to pursue strategies intended to support its planned growth and to enhance shareholder value. The Board of Directors considers the proposed increase in the number of authorized shares of Common Stock desirable because it would give the Company the necessary flexibility to issue Common Stock in connection with stock dividends and splits, acquisitions, equity financings and for other general corporate purposes. The Company currently has no oral or written plans, arrangements or understandings for the issuance of the additional shares of Common Stock to be authorized pursuant to this proposal other than in connection with option awards that may be granted under the Stock Option Plan, as proposed to be amended in this Proxy Statement.
     The amendment to the Company’s Charter will ensure that the Company will continue to have an adequate number of authorized and unissued shares of Common Stock available for future use. As is the case with the shares of Common Stock which are currently authorized but unissued, if this amendment to the Company’s Charter is adopted by the shareholders, the Board will have authority to issue the additional shares of Common Stock from time to time without further action on the part of shareholders except as may be required by applicable law or by the rules of any stock exchange or market on which the Company’s securities may then be listed or authorized for quotation.
     The additional number of authorized shares could have the effect of making it more difficult for a third party to take over the Company in a transaction not approved by the Board of Directors. Shareholders do not have any preemptive or other rights to subscribe for any shares of Common Stock which may in the future be issued by the Company.

     The Board of Directors recommends that the shareholders vote “For” the Proposed Authorized Stock Charter Amendment.
PROPOSAL # 4
AMENDMENT OF STOCK OPTION PLAN
     The Company’s Stock Option Plan was originally adopted by the Company’s shareholders on March 28, 2002. The Stock Option Plan initially authorized 250,000 shares of Common Stock for issuance. At April 3, 2006, there were 24,134 shares of Common Stock available for issuance under the Stock Option Plan.
Increase in Authorized Shares
     At its March 23, 2006, meeting, the Board of Directors reviewed the Stock Option Plan and the lack of available shares thereunder and determined that the Stock Option Plan required additional shares to provide the flexibility with respect to stock-based compensation that the Board of Directors decided was necessary to establish appropriate long-term incentives to achieve Company objectives.
     The Board of Directors believes that a key element of officer and key employee compensation is stock-based incentive compensation. Stock-based compensation advances the interests of the Company by encouraging, and providing for, the acquisition of an equity interest in the Company by officers and key employees, thereby providing substantial motivation for superior performance and aligning their interest with the shareholders of the Company. In order to provide the Company with greater flexibility to adapt to changing economic and competitive conditions, and to implement long-range goals and expansion plans through stock-based compensation strategies which will attract and retain those employees who are important to the long-term success of the Company, the Board of Directors proposed the adoption, subject to shareholder approval, of an amendment of the Stock Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 350,000 shares. The Board of Directors believes that the approval of the amendment to the Stock Option Plan (the “Stock Option Plan Amendment”) is essential to further the long-term stability and financial success of the Company by attracting, motivating and retaining qualified employees through the use of stock incentives.
Summary of the Stock Option Plan Amendment
     The Stock Option Plan Amendment increases the number of shares of Common Stock which may be issued upon the exercise of options by 350,000 shares, or 19.23% of the 1,819,943 shares of Common Stock outstanding on April 3, 2006. As amended, the Stock Option Plan will continue to provide for appropriate adjustments in the number of shares in the event of a stock dividend, recapitalization, merger or similar transaction.

     A copy of the Stock Option Plan Amendment is attached as Appendix C to this Proxy Statement. If approved by the shareholders, this amendment will become effective on May 16, 2006.
Summary of Material Provisions of the Stock Option Plan
     The following is a summary of the material provisions of the Stock Option Plan, as proposed to be amended.
     Shares. The Stock Option Plan will be amended to authorize an additional 350,000 shares of Common Stock, approximately 19.23% of the Common Stock outstanding as of April 3, 2006. These shares, in addition to the 275,625 shares currently authorized for issuance under the Stock Option Plan provide an aggregate of 625,625 shares, or 34.38% of the Common Stock outstanding on April 3, 2006. Shares awarded under the Stock Option Plan may consist, in whole or in part, of authorized and unissued shares, and shares acquired in the open market or by private purchase by the Company. If shares subject to an option under the Stock Option Plan cease to be subject to such option, or if shares awarded under the Stock Option Plan are forfeited, or otherwise terminate without payment being made to the participant in the form of Common Stock and without the payment of any dividends thereon, such shares will again be available for future distribution under the Stock Option Plan.
     Participation. Awards under the Stock Option Plan may be made to full-time key employees, including officers who are such employees, directors or any organizers as to whom the Board of Directors determines that making such grant is in the best interests of the Company. However, no grant may be made to a director of the Company who serves on the Board of Directors other than as provided under Rule 16b-3 of the Exchange Act, and no grant of an incentive stock option may be made to a person other than a full-time key employee. The approximate number of directors and key employees eligible for awards under the Stock Option Plan is 50. The aggregate fair market value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the capital stock with respect to which incentive stock options are exercisable for the first time by an Employee during any calendar year (under the Stock Option Plan or any other plan of the Company) shall not exceed $100,000.
     Administration. The Company’s Board of Directors officially administers the Stock Option Plan. The Board of Directors has full power to interpret and administer the Stock Option Plan and full authority to act in selecting the grantees and in determining the type and amount of grants, the terms and conditions of grants, and the terms of agreements which will be entered into with grantees governing such grants.
     Types of Awards and Terms. The Board of Directors may make such grants under the Stock Option Plan as in its discretion it deems advisable to effect the purpose of the Stock Option Plan, including without limitation grants of incentive stock options and non-qualified stock options. The exercise price per share subject to an option is determined by the Board of Directors, but may not be less than the fair market value of a share of Common Stock on the date of the grant.

     The maximum term of each option, the times at which each option will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Board of Directors, except that no option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than ten percent of the Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.
     Termination and Amendment. The Stock Option Plan shall remain in full force and effect unless terminated by the Board of Directors, which has the power to amend, suspend, terminate or reinstate the Stock Option Plan at any time, provided that no amendment which increases the number of shares of Common Stock subject to the Stock Option Plan, or materially adversely affects the availability of Rule 16b-3 with respect to the Stock Option Plan, shall be made without shareholder approval.
     Change in Control. In the event of a Change in Control (as defined in the Stock Option Plan), unless (i) otherwise directed by the Board of Directors by resolution adopted prior to such Change in Control or within ten days thereafter or (ii) otherwise provided in the agreement entered into between the Company and a grant recipient, all of the grants under the Stock Option Plan shall become completely vested and immediately exercisable.
     Certain Federal Income Tax Consequences. The following is a brief description of the current federal income tax consequences generally arising with respect to options granted under the Stock Option Plan.
     Tax consequences to the Company and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive stock option or a non-qualified stock option. Generally, a participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of Common Stock acquired on the date of exercise.
     If a participant sells shares of Common Stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of Common Stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the shares of Common Stock acquired upon the exercise of the incentive stock option), and (ii) the exercise price. Otherwise, a participant’s disposition of shares of Common Stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares of Common Stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

     The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of Common Stock for the incentive stock option holding periods prior to disposition of the shares.
     The foregoing discussion is general in nature and is not intended to be a complete description of the federal income tax consequences of the Stock Option Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the Stock Option Plan are urged to consult a tax advisor as to the tax consequences of participation.
     The Stock Option Plan is not intended to be a “qualified plan” under Section 401(a) of the Code.
Award Grants Under the Plan
     Because awards under the Stock Option Plan are at the discretion of the Board of Directors, the benefits that will be awarded under the Stock Option Plan are not currently determinable. As of April 3, 2006, the market value of a share of Common Stock based on the closing price for such stock on the over-the counter-bulletin board on that date was $27.50.
Conclusion and Recommendation
     The Board of Directors believes it is in the best interest of the Company and its shareholders to adopt the Stock Option Plan Amendment to help attract and retain key persons of outstanding competence and to further identify their interests with those of the Company’s shareholders generally.
     The Stock Option Plan Amendment will be approved if the votes cast in favor of the amendment exceed the votes cast against the amendment.
     The Board of Directors recommends that the shareholders vote “For” the Proposed Stock Option Plan Amendment.
PROPOSAL # 5
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     On August 29, 2005, the Company engaged Crowe Chizek and Company, LLC (“Crowe Chizek”) to serve as the Company’s registered independent public accounting firm after dismissing the Company’s previous registered independent public accounting firm, Hazlett, Lewis & Bieter, PLLC (“Hazlett, Lewis & Bieter”), on August 26, 2005. The decision to dismiss Hazlett, Lewis & Bieter was recommended by the Company’s audit committee and approved by the Company’s board of directors.

     Hazlett, Lewis & Bieter’s reports on the Company’s financial statements as of and for the years ended December 31, 2004 and December 31, 2003, did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2004 and 2003, there were no disagreements between the Company and Hazlett, Lewis & Bieter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Hazlett, Lewis & Bieter, would have caused Hazlett, Lewis & Bieter to make reference to the matter in connection with its report. Hazlett, Lewis & Bieter confirmed there were no disagreements and no reportable matters with the Securities and Exchange Commission in their letter included with the Company’s Current Report on Form 8-K filed on September 1, 2005.
     As stated in the Company’s Current Report on Form 8-K filed on September 1, 2005, during the fiscal years ended December 31, 2003 and 2004, and through the date of the Form 8-K, neither the Company nor anyone acting on its behalf consulted Crowe Chizek regarding (1) either the application of accounting principles to a specified completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements or (2) any matter that was either the subject of a disagreement with Hazlett, Lewis & Bieter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Hazlett, Lewis & Bieter, would have caused Hazlett, Lewis & Bieter to make reference to the matter in their report, or a matter identified in response to Item 304(a)(1)(iv)(B) of Regulation S-B of the Securities and Exchange Commission.
     The Company has been advised that no member of Crowe Chizek or any of its associates have any financial interest in the Company. A representative of Hazlett, Lewis & Bieter is not expected to be at the Annual Meeting, but a representative of Crowe Chizek is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he so desires.
     During the years ended December 31, 2005 and December 31, 2004, the Company incurred the following principal independent auditor fees:

	2005	2004
Audit Fees (a)	$51,877	$53,880
Audit-Related Fees (b)	10,328	6,500
Tax Fees	6,383	8,400
All Other Fees (c)	111,685	2,000

(a)	Includes fees related to the annual independent audit of the Company’s financial statements and reviews of the Company’s annual report on Form 10-KSB, quarterly reports on Form 10-QSB, services provided in connection with the Company’s filing of Registration Statements on Form S-3, Form SB-2 and Form S-8

and services that are normally provided in connection with statutory and regulatory filings or engagements for these years.
(b)	Fees incurred were for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements but are not reported under “Audit Fees” above. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of Crowe Chizek.
(c)	Fees incurred were for products and services other than those described above. Significant portions of other fees in 2005 were incurred during organization of three Bank subsidiaries. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of Crowe Chizek.
Pre-Approval Policy
     The Audit Committee pre-approves in advance the terms of all audit services provided to the Company as well as all permissible audit-related and non-audit services to be provided by the Company’s independent auditors. All services set forth above under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees” were approved by the Company’s Audit Committee pursuant to SEC Regulation S-X Rule 2.01(c)(7)(i).
     The Board of Directors recommends that the shareholders vote “For” the ratification of the appointment of Crowe Chizek and Company, LLC as the Company’s registered independent public accounting firm.
SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
     Any shareholder proposal intended to be presented at the 2007 Annual Meeting of Shareholders and to be included in the Company’s proxy statement and form of proxy relating to such meeting must be received by the Company no later than December 20, 2006, which is 120 calendar days before the one-year anniversary of the date the Company mailed this Proxy Statement to shareholders. Any such proposal must comply in all respects with the rules and regulations of the SEC.
     Any shareholder proposal not received at the Company’s principal executive offices by March 5, 2007, which is 45 calendar days before the one-year anniversary of the date the Company mailed this Proxy Statement to shareholders, will be considered untimely and, if presented at the 2007 Annual Meeting of Shareholders, the proxy holders will be able to exercise discretionary authority to vote on any such proposal to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act.
OTHER MATTERS
     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

OTHER INFORMATION
Proxy Solicitation Costs
     The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and employees of the Company, who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company’s Common Stock as of the Record Date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.
Annual Report on Form 10-KSB
     A copy of the Company’s Annual Report on Form 10-KSB, including financial statements and any financial statement schedules, as filed with the SEC, accompanies this Proxy Statement. Copies of exhibits to the Form 10-KSB are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to Mountain National Bancshares, Inc., 300 E. Main Street, Sevierville, Tennessee 37862, Attention: Bev Brosch, Corporate Secretary. If the person requesting the Form 10-KSB was not a shareholder of record on April 3, 2006, the request must include a representation that such person was the beneficial owner of the Common Stock on that date.

By Order of the Board of Directors,

/s/ Bev Brosch

BEV BROSCH
Corporate Secretary
Sevierville, Tennessee
April 19, 2006

Appendix A
ARTICLES OF AMENDMENT
TO THE CHARTER
OF
MOUNTAIN NATIONAL BANCSHARES, INC.
     In accordance with the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment (the “Articles of Amendment”) to its Charter (the “Charter”):
     1. Name of Corporation. The name of the Corporation is Mountain National Bancshares, Inc.
     2. A new Article XV is hereby added to the Charter immediately following the existing Article XIV as follows:
“8. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, a Board of Directors. The directors shall be divided into three classes, designated Class I, Class II, and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Class I directors shall be initially elected for a term expiring at the first annual meeting of shareholders following the Corporation’s annual meeting of shareholders held May 16, 2006. Class II directors shall be initially elected for a term expiring at the second annual meeting of shareholders following the Corporation’s annual meeting of shareholders held May 16, 2006. Class III directors shall be initially elected for a term expiring at the third annual meeting of shareholders following the Corporation’s annual meeting of shareholders held May 16, 2006. Each class of directors shall thereafter be elected for a three year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting of shareholders for the year in which his or her term expires and until his or her successor shall be elected and shall qualify; subject, however, to prior death, resignation, retirement, disqualification, or removal from office.
     Notwithstanding any other provisions of this Charter, the affirmative vote of holders of two-thirds of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provisions as part of this Charter or as part of the Corporation’s Bylaws inconsistent with the purpose and intent of this Article XV.”

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     3. Except as amended by these Articles of Amendment, the Charter of the Corporation shall remain in full force and effect.
     4. Adoption. These Articles of Amendment were duly adopted by the Board of Directors on March 23, 2006, and by the Shareholders of the Corporation on May ___, 2006.
     5. Effective Date. These Articles of Amendment will be effective when filed with the Secretary of State.
Date:                     , 2006

MOUNTAIN NATIONAL BANCSHARES, INC.

Dwight B. Grizzell
President and Chief Executive Officer

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Appendix B
ARTICLES OF AMENDMENT
TO THE CHARTER
OF
MOUNTAIN NATIONAL BANCSHARES, INC.
     In accordance with the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment (the “Articles of Amendment”) to its Charter (the “Charter”):
     1. Name of Corporation. The name of the Corporation is Mountain National Bancshares, Inc.
     2. The first sentence of Article VII of the Charter is hereby deleted in its entirety and replaced with the following:
“The total number of shares of capital stock which the corporation has the authority to issue is Ten Million (10,000,000) shares of common, voting stock, of par value of one dollar ($1.00) per share.”
     3. Except as amended by these Articles of Amendment, the Charter of the Corporation shall remain in full force and effect.
     4. Adoption. These Articles of Amendment were duly adopted by the Board of Directors on March 23, 2006, and by the Shareholders of the Corporation on May ___, 2006.
     5. Effective Date. These Articles of Amendment will be effective when filed with the Secretary of State.
Date:                     , 2006

MOUNTAIN NATIONAL BANCSHARES, INC.

Dwight B. Grizzell
President and Chief Executive Officer

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Appendix C
FIRST AMENDMENT TO MOUNTAIN NATIONAL BANCSHARES, INC.
STOCK OPTION PLAN
     WHEREAS, the Board of Directors and shareholders of Mountain National Bancshares, Inc. a Tennessee corporation (the “Company”), have previously adopted the Mountain National Bancshares, Inc. Equity Incentive Plan (the “Plan”);
     WHEREAS, pursuant to Section 9(b) of the Plan, the Company’s Board of Directors has retained the right to amend the Plan; and
     WHEREAS, the Company’s Board of Directors now desires to amend the Plan;
     NOW, THEREFORE, IN CONSIDERATION of the premises and by resolution of the Company’s Board of Directors, the Plan is hereby amended as follows:
1.      The first sentence of Section 5 of the Plan is hereby deleted in its entirety and replaced with the following:
“Subject to adjustment as provided in Section 8, the total amount of shares of Common Stock available for grant under this Plan shall be up to 600,000 shares of Common Stock of the Company less the number of shares of Common Stock issuable upon the exercise of stock options assumed by the Company by virtue of the Plan of Reorganization dated March 28, 2002 between the Company and Mountain National Bank.”
2.      Except as expressly stated herein, all other portions of the Plan remain in full force and effect.
3.      This First Amendment to the Mountain National Bancshares, Inc. Stock Option Plan is effective this ___ day of May, 2006; provided it has been approved by the Company’s Board of Directors and the Company’s shareholders.

MOUNTAIN NATIONAL BANCSHARES, INC.

By:

Name:

Title:

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Appendix D
PROXY
MOUNTAIN NATIONAL BANCSHARES, INC.
REVOCABLE PROXY
FOR ANNUAL MEETING OF SHAREHOLDERS
MAY 16, 2006
IMPORTANT. Please complete both sides of the Proxy Card. Sign, date and return the attached proxy card in the postage-paid envelope as soon as possible. Your vote is important, regardless of the number of shares that you own.
     WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED ON THE REVERSE SIDE OF THIS CARD, AND IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH ON THE REVERSE SIDE OF THIS CARD.
     The Board of Directors recommends a vote “FOR” the listed proposals that are more fully described in the proxy statement dated April 19, 2006, which was sent to shareholders in connection with the listed proposals (the “Proxy Statement”).
     The undersigned shareholder(s) of Mountain National Bancshares, Inc., a Tennessee Corporation (the “Company”), hereby appoints Dwight B. Grizzell or Charlie R. Johnson, or any of them, as Proxy, with full power of substitution, to act for and in the name of the undersigned to vote, as designated below, the shares of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 16, 2006 at 10:00 a.m., local time, at the Company’s operations center located at 2025 Red Bank Road, Sevierville, Tennessee 37876 and at any adjournment or postponement thereof:
1.	PROPOSAL TO AMEND the Company’s Charter, to divide the Board of Directors into three classes and to require a supermajority vote to amend the provision in the Charter establishing a classified board.

FOR	AGAINST	ABSTAIN

2.	THE ELECTION OF DIRECTORS.

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote
	(Except as marked to the contrary below)		for all nominees listed below
INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name on the list below.
CLASS I (term expiring in 2007): Gary A. Helton, Jeffrey Jay Monson, Barbara S. Stevens
CLASS II (term expiring in 2008): Charlie R. Johnson, Sam L. Large, Linda N. Ogle, Michael C. Ownby
CLASS III (term expiring in 2009): James E. Bookstaff, Dwight B. Grizzell, John M. Parker, Ruth A. Reams

D-1

3.	PROPOSAL TO AMEND the Mountain National Bancshares, Inc. Charter to increase the number of authorized shares of Common Stock.

FOR	AGAINST	ABSTAIN

4.	PROPOSAL TO AMEND the Mountain National Bancshares, Inc. Stock Option Plan.

FOR	AGAINST	ABSTAIN

5.	RATIFICATION OF THE APPOINTMENT of Crowe Chizek And Company, LLC as registered public accounting firm for the current fiscal year.

FOR	AGAINST	ABSTAIN

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN, AND WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS IF NO INSTRUCTIONS TO THE CONTRARY ARE MARKED HEREIN AND TO THE EXTENT THIS PROXY CONFERS DISCRETIONARY AUTHORITY.
PLEASE COMPLETE BOTH SIDES, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PLEASE SIGN NAME EXACTLY AS
SHOWN ABOVE.

Signature

Signature

Date	, 2006
NOTE: IF STOCK IS HELD IN THE NAME OF TWO OR MORE PERSONS, ALL MUST SIGN. WHEN SIGNING AS ATTORNEY, TRUSTEE, ADMINISTRATOR, EXECUTOR OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

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